UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2012

Date of reporting period:  March 31, 2012

Item 1. Report to Stockholders.

CSC
Small Cap
Value Fund

SEMI-ANNUAL REPORT  |   March 31, 2012

www.CoveStreetFunds.com

Letter to Shareholders

April 3, 2012

Dear Fellow Shareholder:

This is our first semi-annual letter to shareholders under the Cove Street Capital banner and we remain pleased with our results.

On the back of a 20.9 percent return for the fund in the fourth quarter of 2011, we turned in an 18.3 percent gain in the first quarter of 2012.

TOTAL RETURN - as of March 31, 2012 | Symbol: CSCSX
					INCEPTION
	1 YEAR	3 YEAR	5 YEAR	10 YEAR	(9/30/1998)
CSC Small Cap Value Fund - Investor Class
without sales charge	17.9%	36.0%	1.2%	6.2%	10.8%
with 3.5% sales charge	13.7%	34.4%	0.4%	5.8%	10.5%
Russell 2000® Index	-0.2%	26.9%	2.1%	6.5%	7.7%
Russell 2000® Value Index	-1.1%	25.4%	0.0%	6.6%	8.8%
Russell 2500™ Value Index	0.1%	27.1%	1.0%	7.5%	9.3%

Performance shown for the period September 30, 1998 to December 31, 2011 reflects performance for CSC Small Cap Value Fund, a series of CNI Charter Funds, the predecessor to CSC Small Cap Value Fund “The Fund”. The Fund has the same portfolio manager and substantially similar investment strategies to the predecessor fund. Performance without the sales charge does not reflect the current maximum sales charge of 3.50%. Had the sales charge been included, the Fund’s returns would have been lower. Returns for periods greater than 1 year are annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-497-0097.

The gross expense ratio is 2.66%. Investment performance reflects contractual fee waivers in effect through 12/31/2014 to keep the expense ratio at or below 1.69%. In the absence of such fee waivers, total return would be reduced.

Short-term moves in the stock market never cease to amaze us and the current period has been no exception. We would point to some obvious macro events:

•
The ability of the European Union and a variety of its associated acronymed entities to put forth an obviously wafer thin and short-term reform package, partially on the back of private creditors, an event which relieved (unfounded) fears of an imminent breakdown in the global financial system.

•	The release of a series of perfectly reasonable US economic statistics which suggest a domestic economy that is jogging along.

•	The maintenance of an absurdly accommodative monetary policy has historically often created a positive backdrop for equities.

What remains the silent elephant in the room is the continuing apathy of investors at large toward the equity markets. Mutual fund statistics from Lipper and Associates showed a $60 billion outflow from equity and balanced mutual funds in the fourth quarter of 2011, with only a partial and modest reversal to the tune of $11 billion in the first two months of 2012. Our institutional marketing efforts suggest a very low level

CSC Small Cap Value Fund

Letter to Shareholders

of new long-only, equity related searches among asset allocators, continuing the slack pace since the 2008 crash. The 2012 CFA (Chartered Financial Analyst) survey of its members concludes, “investors remain terribly concerned about the prospects for market performance and ethics in 2012…there is very little to cheer about in 2012.” Further, according to the CFA survey, only 41 percent of members think equities will be the top performer in 2012. Similarly, we see continued high interest in “hedge funds,” portfolio insurance strategies, and the staggeringly counterintuitive desire among pension funds to embark upon a “liability-driven investment” scheme at interest rate levels as low as they have been in a hundred years.

In other words, the stock market as measured by the S&P 500 is up almost 25.9 percent over the last 6 months and most investors remain underinvested. Go figure. Despite this temporary risk aversion, stocks remain a unique species: the higher the price and less compelling the value, the more they seem to be desired by investors. This represents a strong underpinning for a reasonable intermediate future in our opinion.

Back on earth, our performance has been driven by our ability to limit mistakes, preserving capital and enabling our winners to drive performance from higher capital levels.

WHAT HAPPENED - as of March 31, 2012 | Symbol: CSCSX
5 CONTRIBUTORS

SECURITY	AVERAGE WEIGHT (%)	RETURN (%)	CONTRIBUTION (%)
PerkinElmer	6.0	38.8	2.2
Coinstar	4.1	41.8	2.2
Global Cash Access Holdings	3.1	74.6	1.9
Carbon Natural Gas	0.8	123.9	1.4
Eagle Materials	3.2	35.7	1.2

5 DETRACTORS

SECURITY	AVERAGE WEIGHT (%)	RETURN (%)	CONTRIBUTION (%)

Wendy’s	3.7	‐6.9	‐0.5
Teleflex	5.5	0.4	0.0
Tessera Technologies	0.1	1.4	0.0
Liberty Media Cap, Class A	0.1	1.8	0.1
PMC‐Sierra Inc	0.3	2.9	0.1

The 5 Contributors measure the top five contributors to the portfolio’s total return and the 5 Detractors measure the five bottom contributors to the portfolio’s return. Average Weight shown is a calculation of the average percentage held of each included company over the course of the first quarter 2012. Return represents the total return for each included company over the course of the first quarter 2012. Contribution is a ranked measure of how each included company contributed to the Fund over the course of the first quarter 2012.

Our second and third largest holdings were among our largest winners year to date. Coinstar was up 41.8 percent after a series of interesting announcements which included solid fourth quarter earnings and 2012 guidance, an increase in the overnight rental rate for a DVD at Redbox from $1 to $1.20, and a partnership with Verizon to create a new video streaming service. We frankly are skeptical of the latter, but the profitability mathematics of the Redbox price increase verge on potentially staggering, especially if there is some clarity surrounding the future of the worst piece of financial legislation I think I have seen in 28 years—the so-called Durbin Amendment. We sold two thirds of our position and retain a 2.5 percent weighting in the Fund.

CSC Small Cap Value Fund

Letter to Shareholders

PerkinElmer (PKI) has been a long-term holding for us in several different position sizes and we reloaded to a 5 percent position last fall. The stock was up 38.8 percent in the quarter on solid 2011 results and a growing recognition that the company’s $600mm acquisition of Caliper Life Sciences in 2011 was a strategically superb move that “gives customers the tools and insights to understand the origins of disease, create new therapies, and transform personalized medicine,” according to Caliper’s CEO Kevin Hrusovsky in a November press release. We are confident that PKI eventually grows enough to graduate its way out of a small cap portfolio like ours.

The recent performance of Global Cash Access (GCA) represents a wonderful success story for the Fund that seems to be more typical of our style - buy, buy lower, buy more even lower (the lowest average cost wins), suffer in oblivion for 18 months, and then make hay. GCA provides cash services to the casino industry and enjoys a very high market share in ATM-like devices on the casino floor. The company was hurt by a poor consumer economy, which meant fewer bodies in casinos and a negative mix shift, as those who gambled relied on simple cash withdrawals at lower fees rather than using GCA devices to essentially take out cash above bank limits. GCA’s woes were compounded by a complete surprise announcement that a consortium led by prior management swiped its largest customer, Caesar’s, a deal which also wrecked industry pricing. Fast-forward 18 months to another surprise announcement—the consortium could not handle the business and they sold themselves back to GCA for a pittance. This deal, plus modest improvement in both volume and mix, a wave of new casino openings and competitive wins for GCA have led to a more than doubling of the stock in the past year and we think there remains excellent fundamental momentum and value.

Nautilus ranks us as one of the quickest “in and out” stocks in the Fund’s history, and we are not complaining. This portfolio manager (adeptly) passed on the company at $40 a share five years ago…but at $1.65 a share, we were willing to take a look after several generations of management had run this company into the ground. What we found were a group of recognizable brand names (Schwinn, Bowflex, Treadclimber, and Nautilus), a clean balance sheet, a core competence in direct marketing, and a new CEO that hailed from a current holding, Central Garden and Pet. The business looked like it had bottomed and we saw a $3 value with very little heavy lifting required. At an average sales price of $2.77 a share and a 70% gain in a little over two months, we were right and moved on.

Another new holding was CoreLogic (CLGX), a reload of a former investment in First American Corporation, which split into two components in 2010—the eponymous title company and CoreLogic, which offers an amalgamation of data services and mortgage processing solutions. After a healthy gain, we sold both pieces in 2010, only to recently repurchase CoreLogic after a 50 percent decline. CLGX represents an “under-managed” company that still manages to generate 20 percent pretax cashflow margins using a set of difficult to reproduce database assets. Even so, there is tremendous pressure on management and the Board to deliver announced margin improvements. These can come both from internal work as well as being the beneficiary of any improvement in mortgage origination, which we are confident, will occur sometime in our lifetime, but preferably sooner. We see the stock as 50 percent undervalued relative to our cost.

As we will reiterate in each subsequent letter, our focus remains on a process that includes identifying and carefully researching what we perceive to be undervalued equities, and purchasing them with an eye on the long-run. We have owned stocks for as little as three months in the case of Nautilus and over ten years in the case of White Mountains and we are keenly aware that it is impossible to precisely determine what will make a stock move and when. This is why it is crucial to have a long-term view and to buy value when you see it. We are comfortable being mostly invested, given what we own and the healthy set of new prospects for the Fund that have arisen due to investors’ reluctance to look out past the next few months.

CSC Small Cap Value Fund

Letter to Shareholders

Best Regards,

Jeffrey Bronchick, CFA
Chief Investment Officer | Shareholder, CSC Small Cap Value Fund

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice

TOP 10 HOLDINGS - as of March 31, 2012 | Symbol: CSCSX

White Mountains Insurance Group	6.6
Alleghany	5.2
HSN	5.1
PerkinElmer	5.1
Central Garden & Pet, Class A	5.1
Teleflex	4.8
Symetra Financial	3.5
CoreLogic	3.2
Hallmark Financial Services	3.0
Global Cash Access Holdings	2.9

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the investment process will consistently lead to successful results. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.

The Russell 2000® Index measures the performance of the small cap segment of the U.S. equity universe, representing approximately 10% of the total market capitalization of the Russell 3000® Index and the Russell 2000® Value Index includes those Russell 2000® Index companies with lower price to book ratios and lower forecasted growth values. The Russell 2500™ Value Index measures the performance of the small to mid cap value segment of the U.S. equity universe. One cannot invest directly in an index. The Standard & Poor’s 500 Index (S&P 500®) is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

The Cove Street Small Cap Value Fund is distributed by Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services LLC.

CSC Small Cap Value Fund

Institutional: Value of $25,000 Investment

SINCE INCEPTION 10/3/2001 -3/31/2012

Institutional: Rates of Return

(1) The Russell 2000 Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000 Index, which contains the 3,000 largest companies in the U.S. based on market capitalization.

(2) The Russell 2000 Value Index measures the performance of the small cap value segment of U.S. equity securities. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

(3) The Russell 2500 Index measures the performance of the small to mid cap segment of U.S. equity securities. It includes approximately 2,500 of the small securities based on a combination of their market cap and current index membership.

(4) Inception date of Institutional Class was October 3, 2001.

CSC Small Cap Value Fund

Investor: Value of $10,000 Investment

SINCE INCEPTION 9/30/1998 -3/31/2012

Investor: Rates of Return

(1) The Russell 2000 Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000 Index, which contains the 3,000 largest companies in the U.S. based on market capitalization.

(2) The Russell 2000 Value Index measures the performance of the small cap value segment of U.S. equity securities. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

(3) The Russell 2500 Index measures the performance of the small to mid cap segment of U.S. equity securities. It includes approximately 2,500 of the small securities based on a combination of their market cap and current index membership.

(4) Inception date of Investor Class was September 30, 1998.

CSC Small Cap Value Fund

Expenses

EXPENSE EXAMPLE -MARCH 31, 2012

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2011 – March 31, 2012).

ACTUAL EXPENSES

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	10/1/11	3/31/12	10/1/11 - 3/31/12(1)
Investor Class Actual (2)	$1,000.00	$1,429.50	$8.99
Investor Class
Hypothetical (5% return before Expenses)	$1,000.00	$1,017.60	$7.47
Institutional Class Actual	$1,000.00	$1,430.10	$8.02
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.66

(1) Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 1.48% and 1.32% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half period).

(2) Based on the actual returns for the six-month period ended March 31, 2012 of 42.95% and 43.01% for the Investor Class and Institutional Class, respectively.

CSC Small Cap Value Fund

Sector Allocation (% of net assets) as of March 31, 2012(1)

Top 10 Equity Holdings (% of net assets) as of March 31, 2012 (1)

White Mountains Insurance Group	6.6
Alleghany	5.2
HSN	5.1
PerkinElmer	5.1
Central Garden & Pet, Class A	5.1
Teleflex	4.8
Symetra Financial	3.5
CoreLogic	3.2
Hallmark Financial Services	3.0
Global Cash Access Holdings	2.9

(1) Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

CSC Small Cap Value Fund

Schedule of Investments as of March 31, 2012 (unaudited)

Description	Shares	Value

COMMON STOCKS - 90.9%

Consumer Discretionary - 17.5%
Central Garden & Pet, Class A *	120,000	$1,155,600
Coinstar *	9,365	595,146
HSN	30,600	1,163,718
International Speedway, Class A	20,500	568,875
Wendy's	100,000	501,000
		3,984,339

Energy - 7.3%
Approach Resources*	16,300	602,285
Carbon Natural Gas* (a)	550,000	437,250
Crosstex Energy	44,150	624,281
		1,663,816
Financial Services # - 31.2%
Alleghany*	3,601	1,185,089
CoreLogic *	44,000	718,080
Fair Isaac	13,000	570,700
First Financial Bancorp	32,450	561,385
Global Cash Access Holdings*	83,750	653,250
Hallmark Financial Services*	87,786	692,632
Jefferies Group	23,420	441,233
Symetra Financial	68,300	787,499
White Mountains Insurance Group	3,000	1,505,160
		7,115,028
Health Care - 12.7%
PerkinElmer	42,000	1,161,720
Teleflex	17,900	1,094,585
VCA Antech*	27,564	639,760
		2,896,065

Materials & Processing - 8.8%
Eagle Materials	16,000	556,000
Greif, Class B	5,000	283,850
KMG Chemicals	34,102	615,541
Spartech*	110,000	536,800
		1,992,191
Producer Durables - 7.2%
GP Strategies*	32,900	575,750
IDEX Woodward	13,100	551,903
Woodward	12,100	518,243
		1,645,896
Technology - 6.2%
NeuStar, Class A*	16,100	599,725
PMC-Sierra*	79,000	571,170
Tessera Technologies	13,300	229,425
		1,400,320
Total Common Stocks
(Cost $13,898,406)		20,697,655

SHORT-TERM INVESTMENT - 9.2%

Fidelity Institutional Government Portfolio, 0.01% ^
(Cost $2,102,031)	2,102,031	2,102,031
Total Investments - 100.1%
(Cost $16,000,437)		22,799,686
Other Assets and Liabilities, Net - (0.1%)		(24,934)
Total Net Assets - 100.0%		$22,774,752

*	Non-income producing security
(a)	Security considered illiquid. See note 2 in Notes to Financial Statements.
#	The Fund is significantly invested in this sector and therefore is subject to additional risks. See note 7 in Notes to Financial
^	Variable Rate Security - The rate shown is the rate in effect as of March 31, 2012.

CSC Small Cap Value Fund

Statement of Assets & Liabilities (unaudited)

as of March 31, 2012

ASSETS:

Investments, at value
(cost $16,000,437)	$22,799,686
Dividends receivable	16,209
Interest receivable	17
Prepaid expenses	15,350
Total assets	22,831,262

LIABILITIES:

Payable for capital shares redeemed	126
Payable to investment adviser	7,100
Payable to affiliates	25,790
Accrued expenses	14,130
Accrued distribution fees	9,364
Total liabilities	56,510

NET ASSETS	$22,774,752

NET ASSETS CONSIST OF:

Paid-in capital	$19,186,871
Accumulated net investment loss	(61,260)
Accumulated net realized loss on investments	(3,150,108)
Net unrealized appreciation on investments	6,799,249
Net Assets	$22,774,752

	Investor Class	Institutional Class
Net Assets	$20,398,124	$2,376,628
Shares issued and outstanding(1)	759,481	86,643
per share	$26.86	$27.43
Maximum offering price per share
($26.86/0.9650)	$27.83	N/A

(1)  Unlimited shares authorized

See Notes to the Financial Statements.

CSC Small Cap Value Fund

Statement of Operations (unaudited)

For the six months ended March 31, 2012
INVESTMENT INCOME:

Dividend income	$92,292
Interest income	96
Total investment income	92,388

EXPENSES:

Investment adviser fees	89,155
Fund administration & accounting fees	18,810
Transfer agent fees	17,985
Audit fees	4,272
Other	3,789
Trustee fees	3,564
Federal and state registration fees	2,880
Legal fees	2,412
Compliance fees	2,208
Postage & printing fees	2,096
Custody fees	1,393
Distribution and/or shareholder servicing fees:
Investor Class	30,965
Institutional Class	1,494
Class N (Note 1)	7,031
Total expenses before reimbursement	188,054
Less: reimbursement from investment adviser (Note 4)	(17,541)
Less: distribution and shareholder servicing fee waiver	(16,865)
Net expenses	153,648

NET INVESTMENT LOSS	(61,260)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments	1,083,090
Net change in unrealized appreciation on investments	6,326,213

Net realized and unrealized gain on investments	7,409,303

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,348,043

See Notes to the Financial Statements.

CSC Small Cap Value Fund

Statement of Changes in Net Assets

	Six Months Ended
	March 31, 2012	Year Ended
	(UNAUDITED)	September 30, 2011

OPERATIONS:
Net investment loss	$(61,260)	$(71,339)
Net realized gain on investments	1,083,090	1,944,508
Net change in unrealized appreciation (depreciation) on
investments.	6,326,213	(2,867,048)
Net increase (decrease) in net assets resulting from
operations	7,348,043	(993,879)

CAPITAL SHARE TRANSACTIONS:
Investor Class: (1)
Proceeds from shares sold	670,599	418,144
Cost of shares issued in exchange for Class N	4,803,052	–
Proceeds from reinvestment of distributions	–	73,692
Payments for shares redeemed	(2,681,366)	(4,235,060)
Increase (decrease) in net assets from Investor Class
transactions	2,792,285	(3,743,224)
Institutional Class:
Proceeds from shares sold	35,138	487,389
Proceeds from reinvestment of distributions	–	10,087
Payments for shares redeemed	(31,159)	(2,094,862)
Increase (decrease) in net assets from Institutional Class
transactions	3,979	(1,597,386)
Class N:
Proceeds from shares sold	–	106,143
Proceeds from reinvestment of distributions	–	2,549
Cost of shares exchanged for Investor Class shares	(4,803,052)	–
Payments for shares redeemed	(350,266)	(499,093)
Decrease in net assets from Class N transactions	(5,153,318)	(390,401)
Net decrease in net assets resulting from capital share
transactions	(2,357,054)	(5,731,011)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class: (1)	–	(76,553)
Institutional Class:	–	(10,335)
Class N:	–	(3,718)
Total distributions to shareholders	–	(90,606)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,990,989	(6,815,496)

NET ASSETS:
Beginning of period	17,783,763	24,599,259
End of period, including accumulated net investment loss of
$61,260	$22,774,752	$17,783,763

TRANSACTIONS IN SHARES:
Investor Class: (1)
Shares sold	29,630	19,403
Shares issued in exchange for Class N shares	199,297	–
Shares issued to holders in reinvestment of dividends	–	3,371
Shares redeemed	(112,128)	(190,330)

Increase (decrease) in Investor Class shares outstanding	116,799	(167,556)
Institutional Class:	–	–
Shares sold	1,376	21,922
Shares issued to holders in reinvestment of dividends	–	452
Shares redeemed	(1,305)	(96,206)

Increase (decrease) in Institutional Class shares outstanding	71	(73,832)
Class N:	–	–
Shares sold	–	4,653
Shares issued to holders in reinvestment of dividends	–	116
Shares redeemed in exchange for Class N shares	(199,584)	–
Shares redeemed	(16,059)	(23,265)
Decrease in Class N shares outstanding	(215,643)	(18,496)
Net decrease in shares outstanding	(98,773)	(259,884)

(1)  Prior to January 23, 2012, Investor Class shares were known as Class R shares.

See Notes to the Financial Statements.

CSC Small Cap Value Fund

Financial Highlights: Investor Class (1)

For a Fund share outstanding throughout the period.

	Year Ended September 30,
	Six Months Ended
	March 31, 2012
	(UNAUDITED)		2011	2010	2009	2008	2007

PER SHARE DATA:

Net asset value, beginning of period	$18.79		$20.37	$18.15	$16.15	$30.38	$27.93

Investment operations:
Net investment income (loss)	(0.06)		(0.05)	0.04	0.01	0.20	(0.05)
Net realized and unrealized gain (loss) on investments	8.13		(1.43)	2.20	2.31	(9.44)	2.97
Total from investment operations	8.07		(1.48)	2.24	2.32	(9.24)	2.92

Less distributions:
Dividends from net investment income	–		(0.10)	(0.02)	(0.32)	–	–
Dividends from net capital gains	–		–	–	–	(4.99)	(0.47)
Total distributions	–		(0.10)	(0.02)	(0.32)	(4.99)	(0.47)

Net asset value, end of period	$26.86		$18.79	$20.37	$18.15	$16.15	$30.38

TOTAL RETURN	42.95	%(2)	(7.35)%	12.33%	15.50%	(35.02)%	10.43%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, end of period (in millions)	$20.4		$12.1	$16.5	$16.8	$19.2	$40.9

Ratio of expenses to average net assets:
Before expense reimbursement	1.88	%(3)	1.60%	1.73%	1.55%	1.55%	1.45%
After expense reimbursement	1.48	%(3)	1.20%	1.33%	0.97%	1.23%	1.44%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.98	)%(3)	(0.65)%	(0.17)%	(0.50)%	1.60%	(0.18)%
After expense reimbursement	(0.58	)%(3)	(0.25)%	0.23%	0.08%	0.92%	(0.17)%

Portfolio turnover rate	26	%(2)	50%	48%	62%	78%	57%

(1)	Prior to January 23, 2012, Investor Class shares were known as Class R shares.
(2)	Not annualized
(3)	Annualized

See Notes to the Financial Statements.

CSC Small Cap Value Fund

Financial Highlights: Institutional Class

For a Fund share outstanding throughout the period.

	Year Ended September 30,
	Six Months Ended
	March 31, 2012
	(UNAUDITED)		2011	2010	2009	2008	2007
PER SHARE DATA:

Net asset value, beginning of period	$19.18		$20.77	$18.46	$16.42	$30.79	$28.25

Investment operations:
Net investment income (loss)	(0.07)		(0.05)	0.08	(0.02)	0.19	0.02
Net realized and unrealized gain (loss) on investments	8.32		(1.47)	2.23	2.35	(9.57)	3.00
Total from investment operations	8.25		(1.52)	2.31	2.33	(9.38)	3.02

Less distributions:
Dividends from net investment income	–		(0.07)	–	(0.29)	–	(0.01)
Dividends from net capital gains	–		–	–	–	(4.99)	(0.47)
Total distributions	–		(0.07)	–	(0.29)	(4.99)	(0.48)

Net asset value, end of period	$27.43		$19.18	$20.77	$18.46	$16.42	$30.79

TOTAL RETURN	43.01	%(1)	(7.38)%	12.51%	15.20%	(35.01)%	10.65%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, end of period (in millions)	$2.4		$1.7	$3.3	$2.3	$1.7	$9.1

Ratio of expenses to average net assets:
Before expense reimbursement	1.49	%(2)	1.20%	1.21%	1.20%	1.20%	1.20%
After expense reimbursement	1.32	%(2)	1.19%	1.20%	1.19%	1.19%	1.19%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.73	)%(2)	(0.24)%	0.39%	(0.14)%	0.84%	0.07%
After expense reimbursement	(0.56	)%(2)	(0.23)%	0.40%	(0.13)%	0.85%	0.08%

Portfolio turnover rate	26	%(1)	50%	48%	62%	78%	57%

(1)	Not annualized
(2)	Annualized

See Notes to the Financial Statements.

CSC Small Cap Value Fund

Notes to Financial Statements: March 31, 2012 (unaudited)

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The CSC Small Cap Value Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation. The Fund commenced operations on September 30, 1998. The Fund currently offers two classes, the Investor Class and the Institutional Class. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

The Fund, a newly created series of the Trust, acquired all of the assets and liabilities of the CNI Charter CSC Small Cap Value Fund in a tax-free reorganization at the close of business on January 20, 2012. In connection with this reorganization, Class N and Class R shares were exchanged for Investor Class shares on a pro-rata basis, and Institutional Class shares were exchanged for identically named Institutional Class shares of the new Fund. As a tax- free reorganization, any unrealized appreciation or depreciation on the securities on the date of the reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflect their historical cost basis as of the date of transfer. The net assets and net unrealized appreciation of the Fund at the time of transfer was $21,451,696 and $5,012,706, respectively.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation | All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes | The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Fund. Therefore, no federal income tax provision in required. As of March 31, 2012, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of March 31, 2012, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2012, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions and Investment Income | The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

Dividends and Distributions | The Fund distributes substantially any net investment income and net realized capital gains at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.

Use of Estimates | The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Illiquid Securities | A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. At March 31, 2012, the Fund had investments in illiquid securities with a total value of $437,250 or 1.9% of total net assets.

CSC Small Cap Value Fund

Notes to Financial Statements: March 31, 2012 (unaudited)

Information concerning illiquid securities is as follows:

Security	Shares	Date Acquired	Cost Basis
Carbon Natural Gas	550,000	2/12	$195,250

3. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1	|	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	|
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	|
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities | Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies | Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in level 1 of the fair value hierarchy.

Short-Term Notes | Short-term notes which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value). Short-term notes which mature after 60 days are valued at fair value. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks	$20,697,655	$-	$-	$20,697,655
Short-Term Investment	2,102,031		2,102,031
Total Investments in Securities	$22,799,686	$-	$-	$22,799,686
CSC Small Cap Value Fund

Notes to Financial Statements: March 31, 2012 (unaudited)

Transfers between levels are recognized at the end of the reporting period. During the period ended March 31, 2012, the fund recognized no transfers to/from Level 1 or Level 2. The Fund did not invest in any Level 3 investments during the period. Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Effective January 23, 2012, the Trust has an agreement with Cove Street Capital, LLC (“the Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets. Prior to January 23, 2012, City National Asset Management, Inc. (“CNAM”) served as the investment manager and the Adviser served as the investment sub-adviser. CNAM was entitled to receive an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.  The sub-adviser fees were paid by CNAM.

Effective January 23, 2012, the Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.69% and 1.44% of the average daily net assets of the Investor Class shares and Institutional Class shares, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed. Expenses waived and/ or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved within the foregoing expense limits. The Operating Expense Limitation Agreement is in effect through at least January 31, 2013, subject thereafter to termination at any time with 60 days written notice and approval by the Trust’s Board of Trustees through December 31, 2014. Prior to January 31, 2013, this Operating Expense Limitation Agreement cannot be terminated. Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
12/31/14	$17,541

Prior to January 23, 2012, the Fund’s sub-adviser had contractually agreed to limit its fees or reimburse expenses to ensure total operating expenses did not exceed 1.49%, 1.49% and 1.24% of the average daily net assets of Class N, Class R and Institutional Class shares, respectively.

Effective January 23, 2012, U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and serves as the fund accountant. For the period ended March 31, 2012, the Fund incurred $15,801 in administration and fund accounting fees related to USBFS.

Effective January 23, 2012, USBFS also serves as the transfer agent to the Fund. For the period ended March 31, 2012, the Fund incurred $7,419 in transfer agent fees (excluding transfer agency out-of-pocket expenses) related to USBFS.
U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.  For the period ended March 31, 2012, the Fund incurred $1,122 in custody fees related to U.S. Bank N.A.

Effective January 23, 2012, Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

The officers of the Trust are employees of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the period ended March 31, 2012, the Fund incurred $2,208 in compliance fees.

5. DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Effective January 23, 2012, the Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial

CSC Small Cap Value Fund

Notes to Financial Statements: March 31, 2012 (unaudited)

intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the period January 23, 2012 through March 31, 2012, the Investor Class incurred expenses of $9,343 pursuant to the Plan.

Prior to January 23, 2012, the Fund had adopted a Plan for Class N and Class R at an annual rate of 0.25% of each class’s average daily net assets.  Class R shares were voluntarily waiving 0.14% of expenses pursuant to the Plan. Prior to January 23, 2012, the Fund had adopted a Shareholder Servicing Agreement that permitted payment of compensation to City National Bank and its affiliates (including CNAM) which provided certain shareholder support for their customers who owned Class N, Class R or Institutional Class shares. In consideration for such services, a shareholder servicing fee was charged at the annual rate of 0.25% of average daily net assets. CNAM agreed to voluntarily waive this fee for Class R.

6. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended March 31, 2012, were as follows:

	Purchases	Sales

U.S. Government	$-	$-
Other	$5,072,947	$8,167,688

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at March 31, 2012, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross		Income
	Appreciation	Depreciation	Net	Tax Cost

CSC Small Cap Value Fund	$6,841,355	$(42,106)	$6,799,249	$16,000,437

At September 30, 2011, the Funds’ most recently completed fiscal year-end, components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Capital Loss	Unrealized	Total
	Ordinary Income	Long-Term	Carryforwards	Appreciation	Accumulated
		Capital Gains			Earnings

CSC Small Cap Value Fund	$-	$-	$(4,233,198)	$473,036	$(3,760,162)

As of September 30, 2011, the Fund had capital loss carryforwards of $4,233,198, which if unused expire September 30, 2018. During the year ended September 30, 2011, the Fund utilized $1,926,445 in capital loss carryforwards. As of September 30, 2011, the Fund had no post-October losses.

There were no distributions paid during the six months ended March 31, 2012.

The tax character of distributions paid during the fiscal year ended September 30, 2011 were as follows:

	Ordinary Income	Long Term Capital Gains	Total

CSC Small Cap Value Fund	$90,606	$-	$90,606

CSC Small Cap Value Fund

Notes to Financial Statements: March 31, 2012 (unaudited)

7. SECTOR RISK

As of March 31, 2012, the Fund had a significant portion of its assets invested in the financial services sector. The financial services sector may be more greatly impacted by the performance of the overall economy, interest rates, competition, and consumer confidence and spending.

8. REPORT OF THE FUND’S SPECIAL SHAREHOLDER MEETING (UNAUDITED)

A Special Meeting of Shareholders of the CNI Charter CSC Small Cap Value Fund (“the Acquired Fund”), took place on January 19, 2012 to approve a proposed Agreement of and Plan of Reorganization for the Acquired Fund, whereby the CSC Small Cap Value Fund (“the Acquiring Fund”), a series of the Managed Portfolio Series, would acquire all of the assets and liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund which would be distributed pro rata by the Acquired Fund to its shareholders, in complete liquidation and termination of the Acquired Fund (the “Reorganization”).

All Acquired Fund shareholders of record at the close of business on November 25, 2011 were entitled to vote. As of the record date, the Acquired Fund had 933,054 shares outstanding. Of the 518,595 shares present in person or by proxy at the meeting on January 19, 2012: 414,796 or 79.98% voted in favor of the Reorganization (representing 44.46% of total outstanding shares), 40,147 or 7.74% voted against the Reorganization, and 63,652 withheld from voting for the Reorganization.  Accordingly, the Reorganization was approved.

CSC Small Cap Value Fund

Approval of Investment Advisory Agreement

Cove Street Capital, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on November 8, 2011, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the Investment Advisory Agreement between the Trust and Cove Street Capital, LLC. (“CSC”) regarding the CSC Small Cap Value Fund (the “Fund”). The Fund is a newly organized series of the Trust.

Prior to the meeting, the Trustees received and considered information from CSC and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed Investment Advisory Agreement between the Trust and CSC (“Support Materials”). Before voting to approve the proposed Investment Advisory Agreement, the Trustees reviewed the terms of the form of Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed agreement. CSC also met with the Trustees and provided further information regarding its proposed services to the Fund, including but not limited to information regarding its respective investment philosophies.

In determining whether to approve the Investment Advisory Agreement between the Trust and CSC, the Trustees considered all factors they believed relevant including the following: (1) the nature, extent, and quality of the services to be provided by CSC; (2) the cost of the services to be provided and the profits to be realized by CSC and from services rendered to the Trust; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale would be realized as the Fund proposed to be managed by CSC grows and whether the proposed advisory fee for the Fund reflects these economies of scale for the benefit of the Fund; and (5) other financial benefits to CSC and resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon CSC’s presentation and Support Materials, the Board concluded that the overall arrangements between the Trust and CSC to be set forth in the Investment Advisory Agreement between the Trust and CSC are fair and reasonable in light of the services to be performed, investment advisory fees to be paid and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement between the Trust and CSC are summarized below.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the scope of services to be provided under the Investment Advisory Agreement between the Trust and CSC noting that CSC will be providing investment management services to the Fund which include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transaction; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions affected by CSC on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund. The Trustees noted the investment philosophy of the portfolio manager and his significant investment and portfolio management experience, including that he has managed the Fund through its predecessors since its inception in 1998. The Trustees considered CSC’s status as a newly registered investment adviser, its capitalization and its assets under management, including the amount of assets that followed the CSC Fund’s portfolio manager from his prior firm. The Trustees concluded that they are satisfied with the nature, extent and quality of services proposed to be provided by CSC to the Fund pursuant to the Investment Advisory Agreement with the Trust.

Cost of Advisory Services and Profitability. The Trustees considered the proposed annual management fee to be paid by the Fund to CSC in the amount of 0.85% of the Fund’s average annual daily net assets and CSC’s

CSC Small Cap Value Fund

Approval of Investment Advisory Agreement

profitability analysis (12 month pro-forma) for services to be rendered to the Fund by CSC. In this regard, the Trustees noted that CSC expects to subsidize the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund which exceed the projected Rule 12b-1 fees payable by the Fund. The Trustees noted that the management fees charged by CSC to separately managed accounts with assets similar to those projected for the Fund are generally consistent with the proposed advisory fee for the Fund. The Trustees also noted that CSC had contractually agreed for a period of at least one year from the effective date of the Fund’s prospectus, to reimburse the Fund for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) do not exceed 1.69% of the average daily net assets of the Investor Class and 1.44% of the average daily net assets of the Institutional Class shares. The Trustees concluded that the CSC’s service relationship with the Fund will not initially be profitable.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses born by the Fund and those of funds within its Lipper benchmark category. While the Trustees noted that the Fund’s management fee was slightly higher than the average and median management fees (after waivers) reported for the benchmark category, they also considered that the total expenses of the Institutional Class shares of the Fund were lower than the average total expenses (after waivers and expense reimbursements) reported for the benchmark category, which includes a mix of funds with and without Rule 12b-1 fees, which the Institutional Class does not have. They further noted that the average net assets of the benchmark category was significantly higher than the projected assets of the Fund. While recognizing that it is difficult to compare advisory fees since advisory services provided may vary from one investment adviser to another, the Trustees concluded that CSC’s proposed advisory fee is reasonable.

Economies of Scale. The Trustees considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Trustees noted the fact that the Fund is newly organized and that an increase in assets would mostly likely not decrease the amount of CSC advisory services required to be provided to the Fund. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time.

Other Benefits. The Trustees noted that CSC does not intend to utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions. The Trustees concluded that CSC will not receive any additional financial benefits from services rendered to the Fund.

CSC Small Cap Value Fund

Additional Information (unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-866-497-0097.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-497-0097. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

CSC Small Cap Value Fund

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

CSC Small Cap Value Fund

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Additional Information

INVESTMENT ADVISER
Cove Street Capital, LLC
2321 Rosecrans Ave, Suite 3275
El Segundo, CA  90245

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-866-497-0097.

CSC Small Cap Value Fund

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Managed Portfolio Series

By (Signature and Title)*                   /s/James R. Arnold
James R. Arnold, President

Date      June 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/James R. Arnold
James R. Arnold, President

Date      June 6, 2012

By (Signature and Title)*                   /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date      June 6, 2012

* Print the name and title of each signing officer under his or her signature.